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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               November 25, 1997


                         CONCENTRIC NETWORK CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


       Delaware                       0-22575            65-0257497
-----------------------------      ---------------       ---------------------
(State or other jurisdiction         (Commission         (I.R.S. Employer
      of incorporation)              File Number)       Identification No.)


                             10590 N. Tantau Avenue
                         Cupertino, California  95014

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (408) 342-2800


                                  Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)



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This report is filed on behalf of Concentric Network Corporation.

ITEM 5.   OTHER EVENTS.

          On November 11, 1997, Concentric Network Corporation announced that it intends, subject to market and other conditions, to raise up to $150 million in a private placement of senior notes and warrants to purchase shares of common stock to certain institutional buyers.

          The securities to be offered will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold absent registration under the Securities Act of 1933 and applicable state securities laws or available exemptions from registration requirements.

ITEM 7.   EXHIBITS.

          (c) Exhibits:

                       Exhibit
                       Number
                       ------

                        99.1 November 25, 1997 Press Release: Concentric Announces Private Placement of Senior Notes and Warrants."

                                      -2-
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 1, 1997
                              CONCENTRIC NETWORK CORPORATION
                              ------------------------------------------------
                              (Registrant)


                              By:  /s/  Michael F. Anthofer
                                  ---------------------------------------------
                                  Name:  Michael F. Anthofer
                                  Title: Senior Vice President, Finance and
                                         Chief Financial Officer

                                      -3-
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                                 EXHIBIT INDEX

                            DESCRIPTION OF DOCUMENT

Exhibit
Number
------

  99.1 November 25, 1997 Press Release: "Concentric Announces Private Placement of Senior Notes and Warrants."

                                       1